Exhibit (b)

Korea Equity Fund, Inc.

Two World Financial Center, Building B
New York, New York 10281

Telephone
(800) 833-0018

Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Masashi Terachi, certify that:

1.	The Form N-CSR of Korea Equity Fund, Inc. (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: 6/27/13	/s/ Masashi Terachi
Masashi Terachi President (Principal Executive Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Korea Equity Fund, Inc. and will be retained by Korea Equity Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Korea Equity Fund, Inc.

Two World Financial Center, Building B
New York, New York 10281

Telephone
(800) 833-0018

Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Robert Kleinman, certify that:

1.	The Form N-CSR of Korea Equity Fund, Inc. (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: 6/27/13	/s/ Robert Kleinman
Robert Kleinman Treasurer (Principal Financial Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Korea Equity Fund, Inc. and will be retained by Korea Equity Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.